U.S. Bancorp 3Q19 Earnings Conference Call October 16, 2019 Exhibit 99.2

Forward-looking Statements and Additional Information The following information appears in accordance with the Private Securities Litigation Reform Act of 1995: Today’s presentation contains forward-looking statements about U.S. Bancorp. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements and are based on the information available to, and assumptions and estimates made by, management as of the date hereof. These forward-looking statements cover, among other things, anticipated future revenue and expenses and the future plans and prospects of U.S. Bancorp. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated. Deterioration in general business and economic conditions or turbulence in domestic or global financial markets could adversely affect U.S. Bancorp’s revenues and the values of its assets and liabilities, reduce the availability of funding to certain financial institutions, lead to a tightening of credit, and increase stock price volatility. Stress in the commercial real estate markets, as well as a downturn in the residential real estate markets, could cause credit losses and deterioration in asset values. In addition, changes to statutes, regulations, or regulatory policies or practices could affect U.S. Bancorp in substantial and unpredictable ways. U.S. Bancorp’s results could also be adversely affected by changes in interest rates; deterioration in the credit quality of its loan portfolios or in the value of the collateral securing those loans; deterioration in the value of its investment securities; legal and regulatory developments; litigation; increased competition from both banks and non-banks; changes in the level of tariffs and other trade policies of the United States and its global trading partners; changes in customer behavior and preferences; breaches in data security; failures to safeguard personal information; effects of mergers and acquisitions and related integration; effects of critical accounting policies and judgments; and management’s ability to effectively manage credit risk, market risk, operational risk, compliance risk, strategic risk, interest rate risk, liquidity risk and reputational risk. For discussion of these and other risks that may cause actual results to differ from expectations, refer to U.S. Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2018, on file with the Securities and Exchange Commission, including the sections entitled “Risk Factors” and “Corporate Risk Profile” contained in Exhibit 13, and all subsequent filings with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934. In addition, factors other than these risks also could adversely affect U.S. Bancorp’s results, and the reader should not consider these risks to be a complete set of all potential risks or uncertainties. Forward-looking statements speak only as of the date hereof, and U.S. Bancorp undertakes no obligation to update them in light of new information or future events. This presentation includes non-GAAP financial measures to describe U.S. Bancorp’s performance. The calculations of these measures are provided in the Appendix. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

3Q19 Highlights * Taxable-equivalent basis; see slide 25 for calculation ** Excluding the impact of FDIC covered loans sold in 4Q18, average total loans grew 4.7% vs. 3Q18

Performance Ratios Efficiency Ratio* & Net Interest Margin** * Non-GAAP; see slides 25 and 26 for calculations ** Net interest margin on a taxable-equivalent basis Return on Average Common Equity Return on Tangible Common Equity* Return on Average Assets

Average Loans +1.1% linked quarter +4.0% year-over-year On a linked quarter basis, average total loan growth was driven by growth in residential mortgages and credit card loans. On a year-over-year basis, growth in average total loans was primarily driven by growth in residential mortgages, total commercial loans, credit card loans and total other retail loans. Year-over-year average total loan growth was partially offset by a decrease in total commercial real estate loans given the later stage of the business cycle. $ in billions

Average Deposits $ in billions +1.4% linked quarter +6.0% year-over-year Interest-bearing Deposits Average noninterest-bearing (NIB) deposits increased on a linked quarter basis. Average total savings deposits (which include money market, interest checking and savings accounts) grew on both a linked quarter and year-over-year basis, reflecting growth across all business lines. Average time deposits, which are managed based on funding needs, relative pricing and liquidity characteristics, declined on a linked quarter basis. Year-over-year growth, in part, reflects consumer deposit migration as customers seek higher yields. Year-over-year, average NIB deposits declined due to balance migration to interest-bearing deposits as well as customers’ continued deployment of business deposits.

Credit Quality $ in millions NCO Ratio -1 bp QoQ +2 bps YoY NPAs +2.7% QoQ -2.5% YoY

Earnings Summary

Net Interest Income Linked Quarter Net interest income decreased, primarily driven by the impact of declining rates, the flatter yield curve and lower interest recoveries, partially offset by growth in earning assets and an additional day in the third quarter. The net interest margin declined, primarily due to changes in the yield curve during the quarter as well as higher cash balances. Year-over-Year Net interest income growth was primarily driven by growth in earning assets and higher yields on reinvested securities, partially offset by declining rates and a flatter yield curve, as well as deposit and funding mix. The net interest margin declined, primarily due to the impacts of the yield curve, deposit and funding mix, and higher cash balances. $ in millions Net interest income on a taxable-equivalent basis; see slide 25 for calculation -0.8% linked quarter +0.8% year-over-year

Noninterest Income $ in millions Payments = credit and debit card, corporate payment products and merchant processing Service charges = deposit service charges and treasury management All other = commercial products, investment products fees, securities gains (losses) and other $2,418 $2,490 $2,614 Linked Quarter Payment services revenue growth was driven by seasonally higher corporate payment products sales volume and merchant processing services fee revenue. Mortgage banking revenue growth reflects higher origination and sales volumes as well as a favorable change in the valuation of mortgage servicing rights, net of hedging activities. Other noninterest income increased primarily due to higher equity investment income. Year-over-Year Payment services revenue growth reflects higher sales volumes across all businesses. Commercial products revenue increased, primarily due to higher corporate bond fees and trading revenue. Mortgage banking revenue increased, reflecting higher origination and sales volumes. Other noninterest income increased, primarily due to higher equity investment income and transition services agreement revenue associated with the sale of the Company’s ATM third-party servicing business in 2018. Deposit service charges declined, primarily due to the 2018 sale of the Company’s ATM third-party servicing business. +5.0% linked quarter +8.1% year-over-year

Noninterest Expense Linked Quarter Compensation expense increased primarily due to an additional day in the third quarter and variable compensation related to business production. Employee benefits expense increased primarily due to increased medical costs. Other noninterest expense decreased due to lower costs related to tax-advantaged projects and a decrease in merchant related reserves. Year-over-Year Compensation expense increased, primarily due to the impact of merit increases and higher variable compensation related to business production. Employee benefits expense increased, primarily due to increased medical costs. Technology and communications expense increased, primarily driven by capital expenditures to support business growth. Other noninterest expense decreased due to lower FDIC assessment costs and lower costs related to tax-advantaged projects. $ in millions PPS = postage, printing and supplies $3,044 $3,153 $3,144 -0.3% linked quarter +3.3% year-over-year

Capital Position * Non-GAAP; see slide 27 for calculations

Digital Engagement Trends * Represents core Consumer Banking customers active in at least one channel in the previous 90 days Total Digital includes both online and mobile platforms Three months ended Three months ended

Appendix

Average Loans vs. 3Q18 Average total loans increased by $11.3 billion, or 4.0% Average residential mortgage loans increased by $6.6 billion, or 10.6% Average commercial loans increased by $4.6 billion, or 4.7% Average credit card loans increased by $1.9 billion, or 8.8% Average retail loans increased by $1.6 billion, or 2.9% Average commercial real estate loans decreased by $0.6 billion, or 1.4% vs. 2Q19 Average total loans increased by $3.2 billion, or 1.1% Average residential mortgage loans increased by $1.8 billion, or 2.7% Average credit card loans increased by $0.9 billion, or 3.7% Key Points Year-over-Year Growth 1.2% 1.4% 2.4% 3.8% 4.0% Covered Commercial CRE Res Mtg Retail Credit Card $286.1 $281.1 $283.7 (0.3%) $292.4 Average Loans ($bn) $289.2

Average Deposits Key Points Average Deposits ($bn) vs. 3Q18 Average total deposits increased by $19.8 billion, or 6.0% Average low-cost deposits (NIB, interest checking, savings and money market) increased by $15.4 billion, or 5.3% vs. 2Q19 Average total deposits increased by $4.7 billion, or 1.4% Average low-cost deposits (NIB, interest checking, savings and money market) increased by $9.3 billion, or 3.1% Year-over-Year Growth (1.5%) (1.4%) 0.2% 3.1% 6.0% Time Money Market Checking and Savings Noninterest-bearing $349.9 $330.1 $334.4 $335.4 $345.2

Credit Quality – Commercial Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm3Q182Q193Q19 Average Loans$99,048$103,233 $103,660 30-89 Delinquencies0.23% 0.34%0.43% 90+ Delinquencies0.06%0.26%0.10% Nonperforming Loans0.22%0.27%0.30% Linked Quarter Growth 0.7% 1.5% 1.4% 1.2% 0.4% Linked quarter growth was modest at 0.4% and year-over-year growth was 4.7% Decrease in late stage delinquencies driven by a prior administrative delinquency that is substantially resolved Net charge-offs increased on a linked quarter basis due to lower recoveries, but remain at historically low levels

Investor $19,257 Owner Occupied $9,062 A&D Const $316 Multi-family $3, 740 Retail $334 Residential Construction $2,446 Office $844 Other $2,389 Resi Land $602 $mm3Q182Q193Q19 Average Loans$39,542$39,365 $38,990 30-89 Delinquencies0.08% 0.07%0.13% 90+ Delinquencies0.01%0.00%0.01% Nonperforming Loans0.26%0.23%0.23% Performing TDRs*$222$137$145 Credit Quality – Commercial Real Estate Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points * TDR = troubled debt restructuring Linked Quarter Growth (0.8%) 1.5% (1.7%) (0.3%) (1.0%) Average loans decreased by 1.0% on a linked quarter basis and were down year-over-year as well due to high market liquidity resulting in continued early payoffs Credit quality remains strong and stable; nonperforming loans remain low

Credit Quality – Residential Mortgage Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm3Q182Q193Q19 Average Loans$62,042$66,834$68,608 30-89 Delinquencies0.27%0.26%0.24% 90+ Delinquencies0.19%0.17%0.17% Nonperforming Loans0.50%0.39%0.36% * Excludes GNMA loans, whose repayments are insured by the FHA or guaranteed by the Department of VA ($1,690 million in 3Q19) Linked Quarter Growth 2.0% 3.9% 1.7% 1.9% 2.7% Originations continued to be high credit quality (weighted average FICO of 763, weighted average LTV of 72%) More than 93% of balances have been originated since the beginning of 2009; the origination quality metrics and performance to date have significantly outperformed prior vintages with similar seasoning

Credit Quality – Credit Card Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm3Q182Q193Q19 Average Loans$21,774$22,830$23,681 30-89 Delinquencies1.42%1.23%1.33% 90+ Delinquencies1.18%1.14%1.16% Nonperforming Loans0.00%0.00%0.00% Linked Quarter Growth 2.6% 2.9% 0.9% 1.0% 3.7% Year-over-year average loan growth of 8.8% was driven by origination of new accounts and portfolio acquisitions Commitment weighted average FICO on new originations remained strong at 775 Year-over-year delinquency was stable and charge-offs were favorably driven by stronger collection results

Credit Quality – Home Equity Average Loans ($mm) and Net Charge-offs Ratio Key Points Linked Quarter Growth (0.3%) 0.4% (0.4%) (1.0%) (1.5%) Key Statistics Key Statistics $mm3Q182Q193Q19 Average Loans$16,000$15,831$15,601 30-89 Delinquencies0.45%0.51%0.55% 90+ Delinquencies0.32%0.34%0.34% Nonperforming Loans0.78%0.75%0.75% Loans: 11% Wtd Avg LTV*: 77% Wtd Avg FICO*: 751 Lines: 89% Wtd Avg LTV*: 71% Wtd Avg FICO*: 754 *LTV and FICO at origination High-quality originations (weighted average FICO on commitments of 781, weighted average CLTV of 68%) were originated primarily through the retail branch network to existing bank customers on their primary residences Net charge-offs were stable year-over-year with strong recoveries due to continued strength in home values

Credit Quality – Retail Leasing Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm3Q182Q193Q19 Average Loans$8,383$8,547$8,442 30-89 Delinquencies0.38%0.45%0.48% 90+ Delinquencies0.02%0.02%0.05% Nonperforming Loans0.13%0.13%0.14% * Manheim Used Vehicle Value Index source: www.manheimconsulting.com, January 1995 = 100, quarter value = average monthly ending values Linked Quarter Growth 2.9% 1.3% 1.1% (0.5%) (1.2%) Continued high-quality originations during 3Q19 (weighted average FICO of 780) Delinquencies and net charge-offs remained at low levels

Credit Quality – Other Retail Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm3Q182Q193Q19 Average Loans$31,520$32,578$33,454 30-89 Delinquencies0.83%0.80%0.78% 90+ Delinquencies0.14%0.13%0.14% Nonperforming Loans0.12%0.12%0.13% Linked Quarter Growth 0.8% 0.2% 1.1% 2.1% 2.7% Loan growth continues to be driven by auto and installment loans Net charge-offs, delinquencies and nonperforming loans were all relatively stable

Credit Quality – Auto Loans Average Loans ($mm) and Net Charge-offs Ratio Key Statistics Key Points $mm3Q182Q193Q19 Average Loans$18,563$19,023$19,426 30-89 Delinquencies1.00%1.01%1.04% 90+ Delinquencies0.08%0.09%0.11% Nonperforming Loans0.14%0.15%0.18% Direct: 4% Wtd Avg FICO: 748 NCO: 0.46% Indirect: 96% Wtd Avg FICO: 776 NCO: 0.39% Auto loans are included in Other Retail category Linked Quarter Growth (0.2%) (0.3%) 1.8% 1.0% 2.1% Loan growth continues to be driven by high quality originations in the indirect channel (weighted average FICO of 783) Net charge-offs, delinquencies and nonperforming loans were all relatively stable

Non-GAAP Financial Measures (1) Based on a federal income tax rate of 21 percent for those assets and liabilities whose income or expense is not included for federal income tax purposes.

Non-GAAP Financial Measures (1) Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements.

Non-GAAP Financial Measures * Preliminary data. Subject to change prior to filings with applicable regulatory agencies. (1) Includes goodwill related to certain investments in unconsolidated financial institutions per prescribed regulatory requirements.

U.S. Bancorp 3Q19 Earnings Conference Call October 16, 2019